SUP-0140-0526

AB MULTI-MANAGER ALTERNATIVE FUND

(the “Fund”)

Supplement dated May 13, 2026 to the Prospectus dated July 29, 2025 (the “Prospectus”) of the Fund.

*  *  *  *  *

On March 26, 2026, Equitable Holdings, Inc. (“EQH”), the holder of a majority of the partnership interests in AllianceBernstein L.P., the investment manager to the Fund (the “Manager”), and the indirect parent of AllianceBernstein Corporation, the general partner of the Manager, and Corebridge Financial, Inc. (“Corebridge”) announced that they have entered into a definitive agreement to merge (the “Transaction”). The Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of requisite regulatory approvals and approval of the shareholders of both EQH and Corebridge.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a registered investment company, such as the Fund, and its investment manager must include a provision providing for its automatic termination upon its “assignment” (as defined in the 1940 Act). The closing of the Transaction may be deemed an “assignment” of the investment advisory agreement between the Fund and the Manager.

In anticipation of the closing of the Transaction and in order to ensure that the existing investment advisory services can continue uninterrupted following the Transaction, the Manager recommended that the Board of Trustees of the Fund (the “Board”) consider and approve a new investment advisory agreement (“New Agreement”), as well as an interim advisory agreement (“Interim Agreement”), to be effective in the event that shareholder approval of the New Agreement is not obtained as of the date of the Transaction.

At in-person meetings of the Board held on May 5-7, 2026, the Board voted unanimously to (i) approve the New Agreement and Interim Agreement for the Fund with the Manager, the terms and conditions of which will be identical to those of the existing investment advisory agreement in all material respects, and (ii) recommend that the Fund’s shareholders approve the New Agreement.

Approval of the New Agreement will be submitted for consideration and approval by shareholders of the Fund at an upcoming meeting of shareholders (the “Meeting”). In addition to the proposal seeking approval of the New Agreement, shareholders of the Fund will be asked at the Meeting to consider and vote upon the election of Trustees of the Fund.

*  *  *  *  *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-0526